SUMMARY PROSPECTUS May 1, 2026

AB Variable Products Series Fund, Inc.

Small Cap Growth Portfolio—Class B

Before you invest, you may want to review the Portfolio’s Prospectus, which contains more information about the Portfolio and its risks. The Portfolio’s Prospectus and Statement of Additional Information, both dated May 1, 2026, as may be amended or supplemented, are incorporated by reference into this Summary Prospectus. For free paper or electronic copies of the Portfolio’s Prospectus, reports to shareholders and other information about the Portfolio, go to www.abfunds.com/go/prospectus, email a request to prorequest@alliancebernstein.com, call (800) 227-4618, or ask any insurance company that offers shares of the Portfolio.

INVESTMENT OBJECTIVE

The Portfolio’s investment objective is long-term growth of capital.

FEES AND EXPENSES OF THE PORTFOLIO

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Portfolio. The table and Examples below do not reflect deductions at the separate account level or contract level for any charges that may be incurred under a contract. Contractholders that invest in the Portfolio should refer to the variable contract prospectus for a description of fees and expenses that apply to Contractholders. Inclusion of these charges would increase the fees and expenses in the Annual Portfolio Operating Expenses table and Examples below.

Shareholder Fees (fees paid directly from your investment)

N/A

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.75%

Distribution (12b-1) Fees	0.25%

Other Expenses:
Transfer Agent	0.01%
Other Expenses	0.53%

Total Other Expenses	0.54%

Total Annual Portfolio Operating Expenses	1.54%

Fee Waiver and/or Expense Reimbursement(a)	(0.39)%

Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.15%

(a)

The Adviser has contractually agreed to waive its management fee and/or to bear certain expenses of the Portfolio through May 1, 2027 to the extent necessary to prevent total Portfolio operating expenses (excluding expenses associated with acquired fund fees and expenses other than the advisory fees of any AB Funds in which the Portfolio may invest, interest expense, taxes, extraordinary expenses, and brokerage commissions and other transaction costs), on an annualized basis, from exceeding 1.15% of average daily net assets. The fee waiver and/or expense reimbursement agreement may only be terminated or changed with the consent of the Portfolio’s Board of Directors. In addition, the agreement will be automatically extended for one-year terms unless the Adviser provides notice of termination to the Portfolio at least 60 days prior to the end of the period.

Examples

The Examples are intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, that the Portfolio’s operating expenses stay the same and that any fee waiver and/or expense limitation is in effect for only the first year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

After 1 Year	$117

After 3 Years	$448

After 5 Years	$803

After 10 Years	$1,801

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys or sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These transaction costs, which are not reflected in the Annual Portfolio Operating Expenses or in the Examples, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 106% of the average value of its portfolio.

PRINCIPAL STRATEGIES

The Portfolio invests primarily in a diversified portfolio of equity securities of issuers with relatively smaller capitalizations as compared to the overall U.S. market. Under normal circumstances, the Portfolio invests at least 80% of its net assets in equity securities of smaller companies. For these purposes, “smaller companies” are those that, at the time of investment, fall within the lowest 20% of the total U.S. equity market capitalization (excluding, for purposes of this calculation, companies with market capitalizations of less than $10 million). As of December 31, 2025, there were approximately 3,096 smaller companies, and those smaller companies had market capitalizations ranging up to approximately $44.0 billion. Because the Portfolio’s definition of smaller companies is dynamic, the limits on market capitalization will change with the markets.

The Portfolio may invest in any company and industry and in any type of equity security with potential for capital appreciation. It invests in well-known and established companies and in new and less-seasoned companies. The Portfolio’s investment policies emphasize investments in companies that are demonstrating improving financial results and a favorable earnings outlook. The Portfolio may invest in foreign securities.

When selecting securities, the Adviser typically looks for companies that have strong, experienced management teams, strong market positions, and the potential to support greater than expected earnings growth rates. In making specific investment decisions for the Portfolio, the Adviser combines fundamental and quantitative analysis in its stock selection process.

The Portfolio invests primarily in equity securities but may also invest in other types of securities, such as preferred stocks. The Portfolio invests, at times, in shares of exchange-traded funds, or ETFs, in lieu of making direct investments in securities. ETFs may provide more efficient and economical exposure to the types of companies and geographic locations in which the Portfolio seeks to invest than direct investments. The Portfolio may also invest up to 20% of its total assets in rights or warrants.

The Portfolio may enter into derivatives transactions, such as options, futures contracts, forwards and swaps. The Portfolio may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, including on individual securities and stock indices, futures contracts (including futures contracts on individual securities and stock indices) or shares of ETFs. These transactions may be used, for example, in an effort to earn extra income, to adjust exposure to individual securities or markets, or to protect all or a portion of the Portfolio’s portfolio from a decline in value, sometimes within certain ranges.

PRINCIPAL RISKS

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Market Risk: The value of the Portfolio’s assets will fluctuate as the market or markets in which the Portfolio invests fluctuate. The value of the Portfolio’s investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other local, regional or global events, including public health crises (including the occurrence of a contagious disease or illness), terrorism, war, changing interest rate levels, the imposition of new or additional tariffs, or conflicts, any of which can affect large portions of the securities markets. It includes the risk that a particular style of investing may underperform the market generally.

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Sector Risk: The Portfolio may have more risk than a more diversified portfolio because it may invest to a significant extent in one or more particular market sectors, such as the information technology, industrials or health care sector. To the extent it does so, market or economic factors affecting the relevant sector(s) could have a major effect on the value of the Portfolio’s investments.

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Capitalization Risk: Investments in small- and mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in small- and mid-capitalization companies may have additional risks because these companies have limited product lines, markets or financial resources.

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Foreign (Non-U.S.) Risk: Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be more difficult to trade due to adverse market, economic, political, regulatory or other factors.

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Management Risk: The Portfolio is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Portfolio, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

As with all investments, you may lose money by investing in the Portfolio.

BAR CHART AND PERFORMANCE INFORMATION

The bar chart and performance information provide an indication of the historical risk of an investment in the Portfolio by showing:

•	how the Portfolio’s performance changed from year to year over ten years; and

•

how the Portfolio’s average annual returns for one, five and ten years compare to those of a broad-based securities market index and an additional index that more closely reflects the types of securities in which the Portfolio invests.

The performance information does not take into account separate account charges. If separate account charges were included, an investor’s return would be lower. The Portfolio’s past performance, of course, does not necessarily indicate how it will perform in the future.

Bar Chart

During the period shown in the bar chart, the Portfolio’s:

Best Quarter was up 37.38%, 2nd quarter, 2020; and Worst Quarter was down -22.93%, 2nd quarter, 2022.

Performance Table

Average Annual Total Returns

(For the periods ended December 31, 2025)

	1 Year	5 Years	10 Years
Portfolio	4.45%	-0.69%	10.99%
S&P 500® Index (reflects no deduction for fees, expenses, or taxes)	17.88%	14.42%	14.82%
Russell 2000® Growth Index (reflects no deduction for fees, expenses, or taxes)	13.01%	3.18%	9.57%

INVESTMENT ADVISER

AllianceBernstein L.P. is the investment adviser for the Portfolio.

PORTFOLIO MANAGERS

The following table lists the persons responsible for day-to-day management of the Portfolio’s portfolio:

Employee	Length of Service	Title
Esteban Gomez	Since 2019	Senior Vice President of the Adviser

Samantha S. Lau	Since 2005	Senior Vice President of the Adviser

Heather Pavlak	Since 2019	Senior Vice President of the Adviser

Wen-Tse Tseng	Since 2006	Senior Vice President of the Adviser

PURCHASE AND SALE OF PORTFOLIO SHARES

The Portfolio offers its shares through the separate accounts of participating life insurance companies (“Insurers”). You may only purchase and sell shares through these separate accounts. See the prospectus of the separate account of the Insurer for information on the purchase and sale of the Portfolio’s shares.

TAX INFORMATION

The Portfolio may pay income dividends or make capital gains distributions. The income and capital gains distributions are expected to be made in shares of the Portfolio. See the prospectus of the separate account of the Insurer for U.S. federal income tax information.

PAYMENTS TO INSURERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Portfolio through an Insurer or other financial intermediary, the Portfolio and its related companies may pay the intermediary for the sale of Portfolio shares and related services. These payments may create a conflict of interest by influencing the Insurer or other financial intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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